SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported)      FEBRUARY 5, 1996


                         Worthington Industries, Inc.
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            (Exact name of registrant as specified in its charter)


            Delaware                                      31-1189815
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(State or other Jurisdiction of Incorporation) (IRS Employer Identification No.)

                                    0-4016
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                             (Commission File No.)




      1205 Dearborn Drive, Columbus, Ohio                         43085
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   (Address of principal executive offices)                     (zip code)


      Registrant's telephone number, including area code: (614) 438-3210

                                Not Applicable
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         (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     On February 5, 1996, Worthington Industries, Inc., through a wholly-owned subsidiary, acquired all of the issued and outstanding capital stock of Dietrich Industries, Inc., a Pennsylvania corporation ("Dietrich"), for approximately $146 million in cash. The stock was purchased from the William
S. Dietrich, II Charitable Remainder Annuity Trust, which had previously been the sole shareholder of Dietrich. Dietrich is involved primarily in the manufacture and sale of metal framing products for the commercial and residential construction markets.


     The funds to make the purchase, and to refinance approximately $31 million of Dietrich debt, were obtained through a $180 million acquisition bridge loan credit facility among the Registrant and Nationsbank, N.A., the Bank of Nova Scotia, Bank One Columbus, N.A., PNC Bank, Ohio, National
Association, and Wachovia Bank of Georgia, N.A. The Registrant intends to refinance the bridge loan with permanent financing within the next 12 months.


     Further information concerning Dietrich is set forth in the financial statements and pro forma financial information included in Item 7 of this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. It is presently impractical to provide the financial statements of Dietrich Industries, Inc. required to be included under this part (a). Such financial statements will be filed by amendment to this Form 8-K as soon as practical, but in no event later than sixty (60) days after the date of the filing of this Form 8-K.


     (b) PRO FORMA FINANCIAL INFORMATION. It is presently impractical to provide the pro forma financial information required to be included under this part (b). Such pro forma financial information will be filed by amendment to this Form 8-K as soon as practical, but in no event later than sixty (60) days after the date of the filing of this Form 8-K.


      (c)   EXHIBITS.


     (2) Stock Purchase Agreement dated as of January 16, 1996 among Worthington Industries, Inc., Dietrich Industries, Inc. and the William S. Dietrich, II Charitable Remainder Annuity Trust (excluding Exhibits). A list of the Exhibits being excluded is attached to the back of the Stock Purchase Agreement. The Registrant agrees to furnish supplementary to the Commission a copy of the omitted Exhibits upon request.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WORTHINGTON INDUSTRIES, INC.


                                   By: /S/DONALD G. BARGER, JR.
                                       Donald G. Barger, Jr.
                                       Vice President, Chief Financial Officer

Date:  February 20, 1996